EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Avado Brands, Inc. (the "Company") on Form 10-Q/A for the quarter ended March 31, 2002, as filed with the Securities and Exchange Commission on the date hereof ("Report"), each of the undersigned officers of the Company, certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: December 10, 2002                      By:  /s/ Tom E. DuPree, Jr.
                                                  --------------------------
                                                  Tom E. DuPree, Jr.
                                                  Chairman of the Board and
                                                  Chief Executive Officer




Date: December 10, 2002                      By:  /s/ Louis J. Profumo
                                                  --------------------------
                                                  Louis J. Profumo
                                                  Chief Financial Officer